FORWARD FUNDS, INC.

Forward Garzarelli U.S. Equity Fund

Supplement dated December 16, 2002

(to the Prospectus and Statement of Additional Information dated May 1, 2002)

       Forward Garzarelli U.S. Equity Fund (the "Fund") has entered into an interim investment advisory contract, subject to Board of Directors approval, with Affinity Investment Advisers, Inc. ("Affinity") whereby Affinity will replace Garzarelli Investment Management, LLC ("GIM") as the sub-advisor to the Fund effective December 16, 2002 until the earlier of 150 days or such time as a new sub-advisor has been approved by the Fund's shareholders. A Special Meeting of Shareholders of the Fund has been called for December 27, 2002 for the purpose, among other things, of approving new sub-advisory agreements with New York Life Investment Management LLC and Harris Bretall Sullivan & Smith L.L.C. The terms and conditions under the interim investment advisory contract with Affinity are not materially different from the investment sub-advisory agreement with GIM.

       Affinity was founded in 1992, and as of September 30, 2002 had $44 million in assets under management. Affinity is a large cap "core" manager, and makes its investment decisions using a blend of quantitative and fundamental analysis. The portfolio manager of the Fund will be Gregory Lai. Since 1992, Mr. Lai has been a portfolio manager with Affinity. Mr. Lai is also a principal of GIM and has worked with GIM since 1995. Mr. Lai has been a portfolio manager to the Fund since March 2000.

       The Board of Directors (the "Board") has approved the name change of the Fund to the Forward U.S. Equity Fund, effective December 16, 2002. Accordingly, all references in the Prospectus and Statement of Additional Information to the "Forward Garzarelli U.S. Equity Fund" are hereby replaced with "Forward U.S. Equity Fund."

       In addition, the Board has approved a change to the Fund's investment strategy, contingent on shareholder approval of proposals to change the Fund's investment objective and approve new investment sub-advisory contracts. Under its new investment strategy which would become effective January 1, 2003, the Fund will invest at least 80% of its assets in stocks (common, preferred and convertible securities) of domestic and foreign companies and will seek to conduct its investment activities in a manner consistent with the principles and standards espoused by the Sierra Club. The Board has also approved, contingent on shareholder approval of proposals to change the Fund's investment objective, a fundamental policy providing that the Fund may not purchase securities that fail to meet the criteria of the Investment Screening process of the Sierra Club as described in the Prospectus and Statement of Additional Information.